Income Taxes - Reconciliation of unrecognized tax benefits (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Reconciliation of the change in the amount of unrecognized tax benefits
Balance – beginning of year	$ 55	$ 10	$ 7
Increase for tax positions taken in a prior year	3	34	0
Increase for tax positions taken in the current year	12	11	3
Balance – end of year	$ 70	$ 55	$ 10